UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2016

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 North 18th Street, 23rd Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 207-2100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 23, 2016, the Compensation Committee of the Board of Trustees of RAIT Financial Trust (“RAIT”) approved a retention award (the “Award”) of 161,290 RAIT common shares of beneficial interest (the “Common Shares”) to Scott L. N. Davidson, RAIT’s President, under the terms of the RAIT Financial Trust 2012 Incentive Award Plan. The Common Shares subject to the Award vest 25% on the date of grant and 25% per annum on the first three anniversaries of the date of grant and also vest upon Mr. Davidson’s separation from service for “Good Reason” as defined in the Award. The above summary of the Award does not purport to be complete and is qualified in its entirety by the Award attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At RAIT’s Annual Meeting of Shareholders held on May 24, 2016, pursuant to the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 14, 2016, the voting results were as follows:

  (a)   Proposal 1. Each of the following nominees was elected to the Board of Trustees as follows:

Trustee	Votes For	Votes Against	Votes Abstain	Broker Non-Vote

Scott F. Schaeffer	50,659,363	1,773,403	157,530	31,986,656
Andrew Batinovich	50,484,296	1,856,493	249,506	31,986,657
Edward S. Brown	50,449,289	1,879,324	261,682	31,986,657
Frank A. Farnesi	50,748,992	1,604,252	237,052	31,986,656
S. Kristin Kim	50,733,325	1,555,559	301,410	31,986,657
Michael J. Malter	50,858,780	1,444,150	287,365	31,986,656
Jon C. Sarkisian	50,553,281	1,741,037	295,977	31,986,656
Andrew M. Silberstein	50,617,037	1,677,609	295,649	31,986,656
Murray Stempel, III	50,441,242	1,844,593	304,459	31,986,657

(b)   Proposal 2. The proposal to approve the selection of KPMG LLP as RAIT’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved as follows:

Votes for	79,225,339
Votes against	5,005,515
Votes abstain	346,098
Broker non-votes	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

May 25, 2016	By:	/s/ James J. Sebra

Name: James J. Sebra
Title: Chief Financial Officer and Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Share Award Grant Agreement dated as of May 23, 2016 from RAIT Financial Trust to Scott L.N. Davidson under the terms of the RAIT Financial Trust 2012 Incentive Award Plan.